Fair Value of Financial Instruments	9 Months Ended
Sep. 30, 2020
Warrants [Abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS

12. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal market (or most advantageous market in the absence of a principal market) for the asset or liability in an orderly transaction between market participants as of the measurement date. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs in measuring fair value and has established a three-level fair value hierarchy that prioritizes the inputs used to measure fair value. The three levels of inputs used to measure fair value are as follows:

●	Level 1 — Observable inputs such as quoted prices in active markets for identical assets or liabilities.

●	Level 2 — Observable market-based inputs or observable inputs that are corroborated by market data; and

●	Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The Company's financial instruments consist of cash, accounts receivable, accounts payable and notes payable. The Company has determined that the book value of its outstanding financial instruments as of September 30, 2020 approximated their fair value due to their short-term nature.